UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 2, 2014

Intelligent Living Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-54026	45-1498410
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

20801 Biscayne Blvd, Suite 403

Miami, FL 33180

(Address of Principal Executive Offices) (Zip Code)

866.326.3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02

Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 2, 2014, the Registrant filed a Form 8-K that concluded the Company’s Quarterly Reports on Form 10-Q (the “Form 10-Q”) for the quarters ended June 30, 2013 and September 30, 2013 (the “Prior Periods”) cannot be relied upon.

This amended 8-K is being filed to include the auditor’s consent letter to the SEC which is called for the filing as an exhibit of correspondence from the Company’s auditors.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
7.01	Letter of D’Arelli Pruzansky, P.A. to the SEC dated May 5, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 5, 2014	Intelligent Living Inc.

	By	: /s/Victoria Rudman
Name: Victoria Rudman Title: Chief Executive Officer